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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

HEALTHETECH, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49871	77-0478611
(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor
Golden, Colorado 80401
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 526-5085

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  HealtheTech, Inc. earnings press release dated May 6, 2003.

Item 9. Regulation FD Disclosure.

        On May 6, 2003, HealtheTech, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 33-8176.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.
Dated: May 6, 2003	By:	/s/ JAMES W. DENNIS James W. Dennis Chief Executive Officer

Exhibit Index

99.1
HealtheTech, Inc. earnings press release dated May 6, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index